Exhibit 99.1

Investors Title Company Announces Third Quarter 2005 Results

    CHAPEL HILL, N.C.--(BUSINESS WIRE)--Nov. 1, 2005--Investors Title Company (NASDAQ:ITIC) today announced results for the third quarter ended September 30, 2005. The Company reported net income of $4,329,529, an increase of 47.9% compared with $2,927,864 for the third quarter of 2004. Diluted earnings per share were $1.67 for the quarter ended September 30, 2005 versus $1.12 for the prior year quarter. Net premiums written increased 14.3% to $20,986,100 and total revenues increased 17.2% to $24,033,323 compared with the third quarter of 2004.
    For the nine-month period ended September 30, 2005, the Company reported net income of $9,772,021, an increase of 21.7% compared with the same nine-month period in 2004. Diluted earnings per share were $3.74 versus $3.06 in the prior year period. Net premiums written increased 5.6% to $58,099,453 and total revenues increased 9.3% to $66,216,964 compared with the same nine-month period in 2004.
    "Net earnings for the period represent the second consecutive all time new high reported for any quarter of the Company's operating history", stated J. Allen Fine, Chairman of Investors Title Company. "The overall low level of interest rates continued to fuel strong demand for real estate during the third quarter. Although mortgage rates trended slightly higher as the quarter progressed, activity for the period remained strong. Strength in the real estate markets of our operating territories drove the increases in revenue for both our title insurance and Section 1031 exchange operating segments. Revenue was also favorably impacted by an increase in investment income, resulting primarily from higher rates of interest earned on short-term investments."
    Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. Title insurance is typically sold when real estate is purchased and upon refinancing of loans secured by real estate. Policies are issued through 29 branch offices and a network of agents located across 23 states and the District of Columbia. The Company also provides services in connection with tax-deferred exchanges of like-kind property as well as investment management services to individuals, trusts, foundations and businesses.
    Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

               Investors Title Company and Subsidiaries
                   Consolidated Statements of Income
                      September 30, 2005 and 2004
                              (Unaudited)

                           For The Three            For The Nine
                            Months Ended            Months Ended
                            September 30            September 30
                      ------------------------ -----------------------
                         2005         2004        2005        2004
                      -----------  ----------- ----------- -----------
Revenues:
  Underwriting income:
     Premiums written $21,035,519  $18,391,953 $58,333,687 $55,219,529
     Less-premiums
      for reinsurance
      ceded                49,419       37,510     234,234     200,818
                      -----------  ----------- ----------- -----------
       Net premiums
        written        20,986,100   18,354,443  58,099,453  55,018,711
  Investment income-
   interest and
   dividends             812,659      603,584   2,373,983   1,922,515
  Net realized gain
   on sales of
   investments            69,597       19,280      89,504      39,667
  Exchange services
   revenue             1,222,602      931,446   3,272,034   1,953,644
  Other                  942,365      594,571   2,381,990   1,666,843
                      -----------  ----------- ----------- -----------
          Total       24,033,323   20,503,324  66,216,964  60,601,380
                      -----------  ----------- ----------- -----------

Operating Expenses:
     Commissions to
      agents           8,209,799    7,372,112  23,050,329  22,283,907
     Provision for
      claims           2,283,372    2,110,152   6,354,485   6,139,555
     Salaries,
      employee
      benefits and
      payroll taxes    4,540,061    4,042,857  14,320,940  12,219,022
     Office occupancy
      and operations   1,320,550    1,294,766   4,353,434   3,821,521
     Business
      development        591,506      447,159   1,483,367   1,324,096
     Taxes, other
      than payroll
      and income          67,234       42,823     387,218     341,877
     Premium and
      retaliatory
      taxes              411,084      357,244   1,204,399   1,079,639
     Professional fees   183,310      336,919     830,683   1,144,905
     Other               186,878       84,428     298,088     138,995
                      -----------  ----------- ----------- -----------
          Total       17,793,794   16,088,460  52,282,943  48,493,517
                      -----------  ----------- ----------- -----------

Income Before
 Income Taxes          6,239,529    4,414,864  13,934,021  12,107,863
                      -----------  ----------- ----------- -----------

Provision For
 Income Taxes          1,910,000    1,487,000   4,162,000   4,078,000
                      -----------  ----------- ----------- -----------

Net Income           $ 4,329,529  $ 2,927,864 $ 9,772,021 $ 8,029,863
                      ===========  =========== =========== ===========

Basic Earnings Per
 Common Share        $      1.69  $      1.17 $      3.81 $      3.21
                      ===========  =========== =========== ===========
Weighted Average
 Shares Outstanding -
 Basic                 2,559,154    2,493,786   2,562,247   2,500,654
                      ===========  =========== =========== ===========
Diluted Earnings
 Per Common Share    $      1.67  $      1.12 $      3.74 $      3.06
                      ===========  =========== =========== ===========
Weighted Average
 Shares Outstanding -
 Diluted               2,600,289    2,608,160   2,611,073   2,621,922
                      ===========  =========== =========== ===========

               Investors Title Company and Subsidiaries
                      Consolidated Balance Sheets
            As of September 30, 2005 and December 31, 2004
                              (Unaudited)

                                           September 30,  December 31,
                                                2005         2004
                                           ---------------------------
Assets
   Cash and cash equivalents              $   6,165,400  $  4,726,443

  Investments in securities:
    Fixed maturities:
      Held-to-maturity, at amortized
       cost                                   1,703,724     2,202,635
      Available-for-sale, at fair value      62,511,297    72,471,766
    Equity securities, available-for-sale
     at fair value                            7,962,143     7,240,306
    Short-term investments                   25,825,270    10,134,321
    Other investments                         1,346,311     1,211,517
                                           -------------  ------------
        Total investments                    99,348,745    93,260,545

  Premiums receivable, net                    8,958,003     6,679,994
  Accrued interest and dividends                750,600       753,638
  Prepaid expenses and other assets           2,005,707     1,410,584
  Property acquired in settlement of claims     355,008       322,517
  Property, net                               4,417,201     4,592,784
  Deferred income taxes, net                  1,431,563     1,440,247
                                           -------------  ------------

Total Assets                              $ 123,432,227  $113,186,752
                                           =============  ============

Liabilities and Stockholders' Equity
Liabilities:
  Reserves for claims                     $  34,308,000  $ 31,842,000
  Accounts payable and accrued liabilities    7,130,514     7,919,651
  Commissions and reinsurance payables          547,394       551,662
  Current income taxes payable                  193,410       366,168
                                           -------------  ------------
      Total liabilities                      42,179,318    40,679,481
                                           -------------  ------------

Stockholders' Equity:
  Common stock - no par value (shares
   authorized 10,000,000; 2,557,711 and
   2,481,024 shares issued and outstanding
   2005 and 2004, respectively, excluding
   298,033 and 374,720 shares 2005 and 2004,
   respectively, of common stock held by
   the Company's subsidiary)                          1             1
  Retained earnings                          78,369,004    69,272,092
  Accumulated other comprehensive income
   (net unrealized gain on investments)       2,883,904     3,235,178
                                           -------------  ------------
      Total stockholders' equity             81,252,909    72,507,271
                                           -------------  ------------

Total Liabilities and Stockholders'
 Equity                                   $ 123,432,227  $113,186,752
                                           =============  ============


               Investors Title Company and Subsidiaries
                     Net Premiums Written By State
                      September 30, 2005 and 2004
                              (Unaudited)

                          For the Three Months     For the Nine Months
                                 Ended                   Ended
                               September 30           September 30
                       ----------------------- -----------------------
State                        2005        2004        2005        2004
---------------------------------------------- -----------------------
Alabama               $   304,229 $   297,717 $ 1,034,232 $ 1,011,387
Florida                   410,075     243,128   1,182,015     898,616
Illinois                  244,111     193,245     735,441     742,367
Kentucky                  616,986     449,086   1,601,826   1,318,294
Maryland                  471,464     414,501   1,331,992   1,151,549
Michigan                1,229,606   1,208,766   3,614,984   3,789,193
Minnesota                 227,850     312,912     756,642     830,496
Mississippi               249,728     245,857     811,321     758,674
Nebraska                  212,204     153,045     597,899     608,851
New York                  998,587     869,203   2,358,964   2,701,375
North Carolina         10,111,914   8,439,442  27,477,382  25,040,888
Pennsylvania              460,000     615,729   1,287,648   2,075,304
South Carolina          1,748,951   1,625,811   5,136,939   4,871,256
Tennessee                 775,812     750,156   2,066,396   2,334,355
Virginia                2,078,630   1,860,509   6,032,643   5,181,109
West Virginia             728,273     530,463   1,740,338   1,393,544
Other States              167,099     182,383     552,979     512,271
                       ----------- ----------- ----------- -----------
  Direct Premiums      21,035,519  18,391,953  58,319,641  55,219,529
Reinsurance Assumed             -           -      14,046           -
Reinsurance Ceded         (49,419)    (37,510)   (234,234)   (200,818)
                       ----------- ----------- ----------- -----------
  Net Premiums
   Written            $20,986,100 $18,354,443 $58,099,453 $55,018,711
                       =========== =========== =========== ===========


               Investors Title Company and Subsidiaries
               Net Premiums Written By Branch and Agency
                      September 30, 2005 and 2004
                              (Unaudited)


                   For The Three Months Ended                           For The Nine Months Ended
                          September 30                                          September 30
         ----------------------------------------------          --------------------------------------------
                2005            %        2004     %                  2005         %          2004      %
         ----------------------------------------------          --------------------------------------------
 Branch      $9,636,878         46    $8,163,258  44             $26,017,989     45     $24,484,073    45

 Agency      11,349,222         54    10,191,185  56              32,081,464     55      30,534,638    55
         ----------------------------------------------          ------------------   -----------------------

  Total     $20,986,100        100   $18,354,443 100             $58,099,453    100     $55,018,711   100
         ==============================================          ==================   =======================

    CONTACT: Investors Title Company
             Elizabeth B. Lewter, 919-968-2200